Exhibit 10.05

              ADDENDUM TO THE SIMON EMPLOYMENT AGREEMENT OF 8-01-02

         The following articles of the David Simon Employment Agreement effective 8-01-2002 have been amended as of 7-28-2003:

         1. Under paragraph III. C. Terms and Salary, the length of the contract has been extended an additional three (3) years and five (5) months, from 8-01-2003 to 12-31-2006. All other terms and conditions under this paragraph or under any other paragraph of the original contract agreement effective 8-01-02, except as noted below, remain the same with the understanding that no additional stock options will be granted specifically by this contract agreement extension.

         2. Employee has the right to purchase stock rather then stock options at the same five (.05) cents per share as noted and mentioned anywhere throughout the contract concerning accrued salary, deferred salary, or expenses.

         3. Employee agrees to convert his back pay to stock or options, or take cash payment from the Company, if the Company is able to pay, when the stock closes at or above thirty five cents ($0.35).

         4. Under Paragraph III.F.4.Stock, Stock Options and Bonuses, all reference to execution of Options by Non-Recourse Note are hereby deleted, in compliance with the Sarbanes-Oxley Act of 2002. Offsetting compensation will be negotiated at a future date.

         IN WITNESS WHEREOF, the undersigned parties hereto have executed this Addendum Agreement on July 28th, 2003.


Schimatic Cash Transactions Network.com, Inc.    Employee: David Simon
330 E. Warm Springs R                                      2859 E. Wasatch Blvd.
Las Vegas, NV., 8911                                       Sandy, Utah, 84092


By: /s/ Bernard F. McHale                         By: /s/ David Simon
--------------------------------                     ---------------------------
Bernard F. McHale, CFO/Director                       David Simon, CEO/Director


DJS /s/ DJS                        Page 1 of 1                      SCTN /s/ DJS